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                                 United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): FEBRUARY 28, 2003


                        COMMISSION FILE NUMBER 001-12138






                               PDV AMERICA, INC.
             (Exact name of registrant as specified in its charter)







             DELAWARE                                    51-0297556
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)





        ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)



                                 (918) 495-4000
              (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS

The purpose of this report is to furnish information about CITGO Petroleum Corporation included in its News Release, announcing enhancements to its liquidity, dated February 28, 2003, a copy of which is included as Exhibit 99.1.

ITEM 7.   EXHIBITS

          C. EXHIBITS

               Exhibit 99.1 News Release issued by CITGO Petroleum Corporation dated February 28, 2003, entitled "CITGO Enhances Liquidity."




                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 28, 2003.


                                       PDV AMERICA, INC.


Date:  February 28, 2003                  /s/      Carlos Jorda
                                          --------------------------------
                                                   Carlos Jorda
                                          President and Chief Executive Officer